                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       I, William J. Nutt, certify, solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Affiliated Managers Group, Inc. on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Affiliated Managers Group, Inc. This certification shall not be deemed to be a part of the Annual Report on Form 10-K or filed for any purpose, but instead shall be deemed to accompany such Annual Report.


                     By: /s/ WILLIAM J. NUTT
                        --------------------------------------------
                        Name:  William J. Nutt
                        Title: Chairman and Chief Executive Officer




       I, Darrell W. Crate, certify, solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Affiliated Managers Group, Inc. on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Affiliated Managers Group, Inc. This certification shall not be deemed to be a part of the Annual Report on Form 10-K or filed for any purpose, but instead shall be deemed to accompany such Annual Report.


                     By: /s/ DARRELL W. CRATE
                        --------------------------------------------
                        Name:  Darrell W. Crate
                        Title: Executive Vice President,
                               Chief Financial Officer and Treasurer


March 28, 2003


A signed original of this written statement required by Section 906 has been provided to Affiliated Managers Group, Inc. and will be retained by Affiliated Managers Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.